MUFG Americas Holdings Corporation Investor Presentation for the Year Ended December 31, 2019 MUFG Americas Holdings Corporation

Forward-Looking Statements and Non-GAAP Financial Measures This presentation describes activities of MUFG Americas Holdings Corporation and its consolidated subsidiaries (the Company) unless otherwise specified. This presentation should be read in conjunction with the financial statements, notes and other information contained in the Company’s most recent annual report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the Securities and Exchange Commission (SEC). The following appears in accordance with the Private Securities Litigation Reform Act. This presentation includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words “believe,” “expect," “target,” “anticipate,” “intend,” “plan,” “seek," "estimate,” “potential,” “project,” "forecast," "outlook," or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” "might," or “may.” They may also consist of annualized amounts based on historical interim period results. There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company’s forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict and could have a material adverse effect on the Company’s financial condition, and results of operations or prospects. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the SEC, including the discussions under “Management’s Discussion & Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the SEC and available on the SEC’s website at www.sec.gov. Any factor described above, in this presentation, or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial condition, results of operations and prospects. All forward-looking statements contained herein are based on information available at the time of this presentation, and the Company assumes no obligation to update any forward-looking statements. This investor presentation includes the tangible common equity capital ratio to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to other financial institutions. This investor presentation also includes the adjusted efficiency ratio to enhance the comparability of MUAH's efficiency ratio when compared with other financial institutions. This presentation should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP financial measures presented by other companies. Please refer to our separate reconciliation of non-GAAP financial measures in our 10-K for the year ended December 31, 2019. MUFG Americas Holdings Corporation Investor Presentation, 4Q19 2

Overview of U.S. Presence

- Mitsubishi UFJ Financial Group (MUFG) U.S. franchise is the 11th largest among U.S. banks with combined total assets of $343 billion[1] as of 9/30/2019
- Strong footprint in affluent West Coast markets complemented by national reach via Global Corporate & Investment Banking and digital reach via PurePoint[2]
- Experienced local management team and a majority of independent board members
- High quality loan portfolio with historically strong credit performance – non-performing assets and net charge-offs generally below peer group
- Strong credit ratings and benefit from ownership by MUFG, one of the world's largest financial organizations
- Strong balance sheet with high-quality capital base and strong liquidity – Tier 1 risk-based capital ratio of 14.10% (vs. 11.59% reference banks average[3])



Chicago
New York City
Los Angeles
MUFG
UnionBank

1. Source: 9/30/19 FR Y-7Q
2. MUAH will be transitioning PurePoint Financial to a fully digital offering and closed the 22 Financial Centers effective February 20, 2020.
3. Reference banks consist of 12 CCAR-filing public regional banks (CFG, CMA, COF, FITB, HBAN, KEY, MTB, PNC, RF, TFC, USB, ZION) plus the four largest U.S. money center banks (BAC, C, JPM, WFC). Reference Banks' average based on reporting through February 6, 2020 (Source: SNL Financial)

MUFG Americas Holdings Corporation Investor Presentation, 4Q19
3

MUFG has a Significant Presence in the U.S.

Significant presence in the United States through MUFG Americas Holdings Corp. (MUAH), its Intermediate Holding Company, as well as through MUFG branches, collectively referred to as Combined U.S. Operations (CUSO)


Mitsubishi UFJ Financial Group (MUFG)
100%
Mitsubishi UFJ Securities Holdings (MUS)
100%
MUFG Bank, Ltd. (formerly Bank of Tokyo-Mitsubishi UFJ, Ltd.)
100%
Mitsubishi UFJ Trust and Banking (MUTB)
5%
95%
Combined U.S. Operations
Branches
MUFG Americas Holdings Corp (MUAH)
Intermediate Holding Company
MUFG Bank NY
12/31/19 assets: $143.1B
MUTB NY
12/31/19 assets: $16.3B
MUFG Bank LA
12/31/19 assets: $8.0B
MUFG Bank Chicago
12/31/19 assets: $3.9B
MUFG Union Bank, N.A. (MUB)
12/31/19 assets: $133.2B
MUFG Securities Americas (MUSA)
12/31/19 assets: $34.4B
Non-Bank Subs (Leasing)
12/31/19 assets: $3.2B1
Latin America & Canada Operations
MUFG U.S.
MUFG Americas

MUFG[2]

- Total Assets: $2.9 trillion, 5th largest globally
- Loans: $973.3 billion
- Locations: ~2,700
- Employees: ~180,000 across 50+ countries
- Deposits: $1.7 trillion, 6th largest globally

MUFG U.S.

- Total Assets: $343 billion[3]
- Loans: $186 billion, 8th largest among U.S. Banks[3]
- Locations: 353 branches[4]
- Employees: ~13,240 FTE[5]
- Deposits: $188 billion[3]

1. Net of intercompany eliminations
2. MUFG: Total Assets, Loans, and Deposits as of 12/31/2019 using an exchange rate of USD 1.00 = JPY 109.56; global rankings for Total Assets and Deposits are as of 12/31/2018; locations, employees, and countries are as of 12/31/2019
3. MUFG U.S.: Total Assets of $343 billion, Loans of $186 billion, and Deposits of $188 billion; including intercompany adjustments as of September 30, 2019
4. MUAH will be transitioning PurePoint Financial to a fully digital offering and closed the 22 Financial Centers effective February 20, 2020.
5. Source: MUAH's 12/31/2019 10-K filing, number of full-time equivalent (FTE) employees for MUAH only

MUFG Americas Holdings Corporation Investor Presentation, 4Q19
4

Who We Are MUFG has grown to become MUFG Americas serves our one of the largest individual, corporate, and comprehensive financial groups institutional clients in the United in the world, building on over States, Canada, and Latin 360 years of financial expertise America Mitsubishi UFJ Financial Group (MUFG) MUFG Americas MUFG U.S. MUFG Americas Holdings Corporation (MUAH) MUAH is a U.S. financial and bank MUFG U.S. includes MUAH, as well holding company that includes as our MUFG Bank and MUTB U.S. MUFG Union Bank N.A., MUFG branches, collectively referred to as Securities Americas and all MUFG's Combined U.S. Operations (CUSO) non-branch U.S. subsidiaries MUFG Americas Holdings Corporation Investor Presentation, 4Q19 5

MUFG's Journey in the Americas We serve our corporate and investment banking clients under the MUFG Brand; our consumer, wealth, and commercial Corporate and Investment Integration banking clients MUFG builds global banking formed of U.S. Banking under the Union network of overseas Operations Stephen Cummings Bank brand; and our bases comparable to Union Bank, formerly Union Bank becomes under is named direct banking major banks of known as Bank of wholly owned subsidiary of MUAH/MUFG CEO for the business under the Europe and U.S. California, is formed MUFG Union Bank Americas PurePoint brand 1864 1970s 2008 2014 2015 2017 Today 1880 1988 2010 - 2013 2016 2019 2020 MUFG, formerly known MUFG acquires Acquired: Formation MUAH as Intermediate Acquired Intrepid Union Bank will as Yokohama Specie Union Bank • Tamalpais Bancorp (2010) of Regional Holding Company Investment use the FIS Bank, Bank of Tokyo, is ~$600 million assets Bank under Consolidates MUFG U.S. Bankers Modern formed Single Subsidiaries, including Banking • Frontier Bank (2010) Leadership MUFG Securities Americas Acquired Trade Platform to co- ~$3 billion assets (Enhanced Prudential Payable develop and Standards Implementation) Services (TPS), co-engineer • Pacific Capital Bancorp (2012) a leading supply systems that ~$6 billion assets chain finance will be core to platform, from the banking • Smartstreet (2012) GE Capital transformation ~$1 billion assets program. Acquired First • First Bank (2013) State ~$550 million assets Investments (US) LLC as • PB Capital (2013) subsidiary of ~$3.5 billion assets MUFG Fund Services, a direct subsidiary of MUAH. MUFG Americas Holdings Corporation Investor Presentation, 4Q19 6

Evolution of Strategic Plan

FY2015 ~ FY2017

Organizational Change
- Integrated Retail and Commercial Banking units under single leadership
- Enhanced Prudential Standards implementation (Intermediate Holding Company formation in 2016)

Business Strategy
- Launched PurePoint Financial
- Entered into unsecured consumer lending and credit card businesses
- Built MUFG capital markets platform
- Initiated balance sheet optimization

Regulatory Compliance
- Enhanced liquidity & compliance areas
- Invested in operational risk capabilities in areas of liquidity, IT risk, and compliance

Operational Efficiency
- Implemented expense initiatives including spans and layers, and organizational simplification to fund above initiatives

FY2018 ~ FY2020

Business Strategy
- Expand and diversify Regional Bank business model and balance sheet (unsecured consumer lending, PurePoint, mortgage servicing rights)
- Product / market expansion in Global Corporate & Investment Banking (e.g., leveraged finance, securitized products, supply chain finance)
- Balance sheet optimization (e.g., liquidity and capital management)

Regulatory Compliance
- Further development of operational risk capabilities

Operational Efficiency
- Expand expense reduction initiatives
- Launch of technology Transformation program (core banking, data, cloud)
- Customer journey-based digitalization
- Optimize capital efficiency (including capital distributions)

Inorganic Opportunity
- Seek opportunities having high strategic alignment and return on equity contribution (e.g., Trade Payable Services and Intrepid Investment Bankers)

MUFG Americas Holdings Corporation Investor Presentation, 4Q19

7

Key Strategic Initiatives Business Strategic Imperatives Develop Lean and Nimble Effectively Manage Risk and Meet Operating Model Through Regulatory Requirements Rewiring Drive Technology Transformation Execute on Strategic Business Initiatives & Enhance Profitability Select Priority Initiatives Global Corporate & Enterprise Regional Bank Investment Banking - U.S. Infrastructure Transformation & Financial Sponsors / Consumer Finance Support Unit Initiatives Leveraged Finance Deposit Gathering Working Capital Solutions Grow Commercial including Small Business & Business Rewiring MUFG Securitized & Warehoused Products Banking Risk and Regulatory Equity Margin Lending Drive Fees MUFG Americas Holdings Corporation Investor Presentation, 4Q19 8

Rewiring for the Future To effectively compete and meet our clients' needs, we are pursuing a multi-year effort to reduce our cost base and drive continuous improvement. We are targeting a range of $250-$300 million in benefits for the first phase of the Rewiring Program by 20231, some of which will be offset by reinvestment in technology, regulatory compliance and growth initiatives. We are implementing the program through structural initiatives driven by four areas: Workforce Leverage strategic locations to reduce our high cost Geographic footprint and outsource certain activities that can be Distribution performed efficiently and safely by third-party centers of excellence Organization Break down silos and combine like functions in shared Design service centers; increase spans and reduce layers Reduce spend on consultants, travel and Procurement entertainment, and other third-party and discretionary spend Process Simplify our operations and automate manual Simplification processes to increase employee productivity and Automation Effort launched in 2018 to drive value to the bottom line with implementation and rigorous tracking; accompanied by organization change management program to sustain lower cost base over time; objective is to close cost gap to US peers. 1. Not including any potential reductions in expenses and associated fees transfer-priced to MUFG U.S. branches that may also result from the program MUFG Americas Holdings Corporation Investor Presentation, 4Q19 9

Multi-Year Transformation Focuses on Five Key Goals Client Experience Business Agility Effective Controls Collaboration Growth A differentiated user The ability for our An effective control A modern, A growth-oriented, experience for our businesses to move environment collaborative efficient enterprise for clients fast ◦ Improve and workplace for our our shareholder colleagues ◦ Delight clients with ◦ Pivot to an agile integrate controls ◦ Enable growth a seamless product operating model throughout the data ◦ Empower rich goals of our suite enabling their that allows more lifecycle knowledge sharing businesses via new technology financial goals rapid development ◦ Enhance straight- ◦ Support inorganic ◦ Provide effortless and launch through ◦ Streamline growth aspirations processing to access to the bank ◦ Deliver a flexible, processes with an ◦ Deliver committed across channels secure, and reduce operational end-to-end customer risk cost savings ◦ Anticipate client scalable view needs technology ◦ Leverage platform to capture automation to ◦ Worry about opportunities faster strengthen protecting our monitoring and risk clients, so they don’t management have to Leading to the Three Pillars of the Transformation Program Data Analytics Technology Core Banking and Modernization Transformation Functionality (API, Cloud, etc.) MUFG Americas Holdings Corporation Investor Presentation, 4Q19 10

Digitalization Roadmap: Journey Based Organization 1 CUSTOMER-CENTRIC OBJECTIVES Consumers “Make it safe “Make it “Make it “Do for “Think and secure” easy to do” faster” Me” for Me” Small Business 2 CUSTOMER-CENTRIC ORGANIZATION Leverage technology to enable and innovate digital customers’ Communication Education UI/UX DIGITAL banking experience DIGITAL CUSTOMER AWARENESS EXPERIENCE Research Coordination DIGITAL PRODUCTS & INNOVATION Enable & Innovate Chatbot Voice Banking Wearable IoT Technology Acquire Service Identify Pay Financial Account Channel Wellness Aggregation Integration 3 UTILIZING DATA & INSIGHTS Contactless Artificial Machine Blockchain Intelligence Learning -Test -Define Journeys -Learn 3. Optimize 1. Discover -Identify Pain Points -Improve Data 2. Active & Engage -Target customers -Personalize offer MUFG Americas Holdings Corporation Investor Presentation, 4Q19 11

MUAH Key Business Segments

Diversification across segments and products as illustrated through revenue and earnings mix. Key MUAH business segments[1] consist of:

Regional Bank	Global Corporate & Investment Banking - U.S.	Transaction Banking	MUFG Securities Americas
Provides banking products and services to individual and business customers in California, Washington, and Oregon through five major business lines: Consumer Banking, Commercial Banking, Real Estate Industries, Wealth Markets, and PurePoint Financial which is a national online direct bank platform	Delivers the full suite of products and services to large and mid-corporate customers based on industry-focused coverage teams, including credit as well as global treasury management, capital market solutions and various foreign exchange, interest rate risk and commodity risk management products	Offers working capital management and asset servicing solutions, including deposits and treasury management, trade finance, and institutional trust and custody to customers	Engages in capital markets origination transactions, domestic and foreign debt and equity securities transactions, private placements, collateralized financings, and securities borrowing and lending transactions

Twelve months ended December 31, 2019 Revenues by Segment ($MM)[3]



1,341
23.1%
2,814
48.5%
551
9.5%
315
5.4%
777
13.4%
Regional Bank
Global Corporate & Investment Banking - U.S.
Transaction Banking
MUSA
Other[2]

Twelve months ended December 31, 2019 Net Income by Segment ($MM)



$382
$256
$48
$57
$(1,477)
Regional Bank
Global Corporate & Investment Banking - U.S.
Transaction Banking
MUSA
Other[2]

1. Source: Form 10-K for year end December 31, 2019
2. Other includes Corporate Treasury, fees from affiliates and noninterest expenses associated with MUFG Bank, Ltd. branch banking operations. The fourth quarter 2019 net income decline was largely due to a $1.6 billion goodwill impairment charge recorded in the third quarter of 2019.
3. Numbers may not add to 100% due to rounding.

MUFG Americas Holdings Corporation Investor Presentation, 4Q19 12

Regional Bank Overview

The Regional Bank is one of the largest regional bank holding companies in the United States, serving customers nationally through PurePoint Financial and in the West Coast leveraging the 150-year history and brand of Union Bank

$71 Billion Loans[1]

7th	Jumbo mortgage portfolio in the U.S.[3]
16th	Commercial Real Estate portfolio in the U.S.[4]
$9.6B	Commercial & Industrial loans as of 12/31/2019
~7%	Mid-market Commercial West Coast Share[5]
$4.5B	Unsecured Consumer Loans as of 12/31/2019[2]

$62 Billion Deposits[1]

342	Full-service branches in California, Oregon and Washington
5th	Retail deposit market share in California (4.0%)[6]
17th	Total deposit market share in the U.S.[7]
$6.9B	PurePoint deposits as of 12/31/2019
~31%	Non-Interest Bearing Deposits as of 12/31/2019

1. As of 12/31/2019
2. Does not include credit card portfolio
3. Source: Data as of 12/20/19, sourced from Inside Nonconforming Newsletter
4. Source: Commercial Mortgage Alert as of 12/31/17
5. Source: Based on % of lead relationships as a % of the total market, 2018 Greenwich Associates Market Tracking Program (Union Bank - CA/OR/WA - $20MM - 2B - Full Year 2018)
6. Source: SNL Financial as of 6/30/19, Pro Forma ownership which captures any known M&A or branch closure activity up to the current date, $500M deposit cap applied as a proxy for Retail deposits
7. Source: SNL Financial as of 6/30/19, Pro Forma ownership which captures any known M&A or branch closure activity up to the current date, no deposit cap applied

MUFG Americas Holdings Corporation Investor Presentation, 4Q19

13

Regional Bank Lines of Business

Consumer Banking	Commercial Banking	Real Estate Industries	Wealth Markets	PurePoint Financial
Loans: $42.7B Deposits: $38.9B Revenue: $1,799.1MM	Loans: $10.5B Deposits: $10.3B Revenue: $443.7MM	Loans: $15.4B Deposits: $2.9B Revenue: $343.7MM	AUM/AUA: $34B Loans: $2.2B Deposits: $3.4B Revenue: $164.2MM	Deposits: $6.9B Revenue: $41.6MM
• Branch Banking • Private Banking • Mortgage Banking • Unsecured Lending • Small Business	• Middle Market • Business Banking • Specialty Niches • Professional Services • SBA Lending	• Institutional Markets • Regional Markets • Community Development Finance • Commercial Mortgage	• Private Wealth Management • Trust & Estate Services • Investment Management • Brokerage	• National Digital Bank

Regional Bank Strategic Objectives

Diversify and grow revenue streams on West Coast and select products on a national scale	Deepen existing customer relationships and increase acquisition of customers in target segment	Grow deposits to fund assets at an optimal cost	Enhance operational capabilities to achieve customer and revenue objectives while preparing the bank for the future	Improve ROE and efficiency ratio

Financials are based on 12 months of data for the period ending 12/31/2019. Totals may not add up due to allocations

MUFG Americas Holdings Corporation Investor Presentation, 4Q19

14

Global Corporate & Investment Banking - U.S. Key Products Loan Project Leasing & Corporate Loans • Covers wholesale and investment Syndications Finance Tax Equity banking customer loans across the United States included in MUAH's total commercial loan portfolio of over $45 Funds Asset-based Equity Margin Supply Chain billion1 Finance Loans Lending Finance • Consists of industry segments across MUAH, which are served by a broad suite of products across MUAH, Treasury Capital Markets M&A/Event including credit, Transaction Banking Management Rates and FX (Debt & Equity) Finance and securities products Services Key Market Segments U.S.: Core Businesses: Strong Core Markets: Deeply Growth Business: New Key Market Globally Momentum Entrenched Investment • Strategy – Continue • Corporate Loans • Financial Institutions • Leveraged Finance Progression, “Up and to • Project Finance • Diversified Industrials • Supply Chain Finance the Left” • Leasing & Tax Equity • Power & Utilities • Equity Margin Lending • Objective – Trusted • Funds Finance • TMT Advisor • Asset-based Loans • Oil & Gas • Balance Sheet & • Capital Markets (IG • Public Finance Investment Supports Bonds) • Entertainment Finance Strategy • Treasury Mgmt. Services • Retail • Healthcare 1. As of December 31, 2019 MUFG Americas Holdings Corporation Investor Presentation, 4Q19 15

Leadership Team and Board of Directors



Stephen Cummings

MUFG	MEO, Regional Executive for the Americas and MEO of Global Corporate & Investment Banking Business Group
MUFG Bank	MEO, Regional Executive for the Americas, Deputy Chief Executive, Global Corporate & Investment Banking Business Unit and CEO for MUAH, Global Commercial Banking Business Unit
MUAH/MUB	President & CEO



Kazuo Koshi

MUFG	MEO and Deputy Regional Executive for the Americas
MUFG Bank	MEO, Deputy REA and Executive in charge of Latin America and Canadian Regions
MUAH/MUB	PMO (as MUFG/MUFG Bank Deputy REA)



GLOBAL CORPORATE & INVESTMENT BANKING

Kevin Cronin
Head of Corporate & Investment Banking - North America



TRANSACTION BANKING

Ranjana Clark
Head of Transaction Banking



FINANCE

Johannes Worsoe
Chief Financial Officer



LEGAL

Michael Coyne
General Counsel



REGIONAL BANK

Greg Seibly*
Head of Regional Banking



MUFG SECURITIES AMERICAS (MUSA)

William Mansfield
Regional Head of Global Markets / CEO MUSA



RISK

Donna Dellosso
Chief Risk Officer



HUMAN RESOURCES

Amy Ward
Chief Human Resources Officer



JAPANESE CORPORATE BANKING

Daisuke Bito
Head of Japanese Corporate Banking for the Americas



CHIEF OF STAFF

Masatoshi Komoriya
Chief of Staff



OPERATIONS & TECHNOLOGY

Christopher Higgins
Chief Information & Operations Officer
Head of the Transformation Program



CORPORATE ADMINISTRATIONS

Michael Thom
Chief Corporate Administrative Officer

Board Members

Independent Board Members

- Toby S. Myerson
- Roberta (Robin) A. Bienfait
- Michael D. Fraizer
- Mohan S. Gyani
- Ann F. Jaedicke
- Suneel Kamlani
- Barbara L. Rambo
- Dean A. Yoost

Shareholder Appointees

- Masato Miyachi
- Stephen Cummings
- Kazuo Koshi
- Muneaki Tokunari
- Kazuto Uchida

MEO: Managing Executive Officer
REA: Regional Executive for the Americas
*Effective 3/2/2020

MUFG Americas Holdings Corporation Investor Presentation, 4Q19

16

MUFG takes pride in our Achievements in Banking and Serving Our Communities MUFG Achievements 2019 Ranjana Clark and Bita Ardalan, Most Powerful Women in Banking American Banker Magazine 2019 Best Regional Banks Kiplinger's 2019 Corporate Equality Index Earning a perfect score for the sixth consecutive year, Human Rights Campaign Foundation 2019 Bloomberg Gender Equality Index Top Lead Arranger for Clean-Energy and Energy-Smart Technologies Financing 2019 Seven of Last Nine Years, Bloomberg’s New Energy Finance League Table Outstanding Rating Community Reinvestment Act 2017 Most Recent Performance Evaluation, Office of the Comptroller of the Currency Corporate Social Responsibility Commitment to Communities (CRA rating of outstanding) 48,213 hours 6,700+ $41 billion $11.1 billion Volunteer hours2 completed by New businesses created1 In total pledged commitments under In environmentally sustainable MUFG employees in 2018 our 5-year Community Service finance2 Action Plan2 40 million 34% $2.0 billion Families served1 Reduction commitment in In lending and investments to (through access to food / other programs) greenhouse gas emissions3 support affordable housing2 1. As of 12/31/2016 2. As of 12/31/2018 3. As of 3/31/2019 MUFG Americas Holdings Corporation Investor Presentation, 4Q19 17

Financial Summary for MUAH This section only includes financials and other disclosures for MUAH and excludes MUFG Americas operations outside of MUAH 18

2019 Year-End MUAH Results For the Years Ended December 31, December 31, (Dollars in millions) 2019 2018 Results of operations: Net interest income $ 3,093 $ 3,307 Noninterest income 2,705 2,177 Total revenue 5,798 5,484 Noninterest expense 6,215 4,277 Pre-tax, pre-provision income1 (417) 1,207 (Reversal of) provision for credit losses 252 106 Income before income taxes and including noncontrolling interests (669) 1,101 Income tax expense (benefit) 82 52 Net income including noncontrolling interests (751) 1,049 Deduct: Net loss (income) from noncontrolling interests 17 24 Net (loss) income attributable to MUAH $ (734) $ 1,073 Compared to the fourth quarter of 2018, net income decreased by $2 million Compared to the prior year, net income decreased by $1,807 million. • Net loss attributable to MUAH was $734 million in 2019, largely due to a $1.6 billion goodwill impairment charge recorded in the third quarter of 2019. In addition, net interest income decreased $214 million from 2018, due to a decline in the net interest margin, primarily from higher borrowing costs, partially offset by an increase in earning assets. • The provision for credit losses was $252 million in 2019 compared with $106 million in 2018. The provision for credit losses in 2019 was largely due to growth in unsecured consumer loan balances and the impact of specific reserves for certain impaired loans. The provision for credit losses in 2018 was primarily due to the impact of the specific reserves for credit losses on impaired loans. • In June 2016, the FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments, which provides new guidance on the accounting for credit losses for instruments that are within its scope. The Company adopted the ASU on January 1, 2020, and recorded an increase to the allowance for credit losses of $199 million, primarily due to an increase in the allowance for consumer loans, offset by a $52 million deferred tax asset, and a $147 million cumulative- effect adjustment reduction to retained earnings. 1. Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle MUFG Americas Holdings Corporation Investor Presentation, 4Q19 19

MUAH Wrote Down Goodwill by $1.6 billion • During the third quarter of 2019, due to the decline in interest rates and slower growth than previously forecasted, cash flow projections for certain reporting units were revised lower. As a result, MUAH initiated an interim quantitative impairment test of goodwill allocated to three reporting units: Consumer Banking, Commercial Banking and Real Estate Industries, and Global Corporate & Investment Banking-US (GCIB-US). • Upon completing the quantitative test, MUAH recorded an impairment charge of $1.6 billion, which represented the entire amount of goodwill allocated to Consumer Banking and a portion allocated to GCIB-US, which has $667 million allocated to goodwill remaining after the impairment. • The impairment charge did not result in a cash outflow and did not significantly affect the regulatory capital ratios or MUAH’s liquidity position as of September 30, 2019. • Estimated fair values of Consumer Banking and GCIB-US declined due to: ◦ Decline in interest rates through September 30, 2019 and a change in the MUAH's expectation that interest rates will remain lower than previously assumed. ◦ Updates to key loan growth and loan mix assumptions in the forecast to address MUAH's declining net interest margin. ◦ Reduction of the expected growth and cash flow contribution of new initiatives based on a revised economic outlook. ◦ Multiples selected to estimate fair values were also revised lower due to lower reporting unit earnings. MUFG Americas Holdings Corporation Investor Presentation, 4Q19 20

MUAH Balance Sheet and Profitability Highlights as of Period End

- $170.8 billion in total assets, of which MUB has $133.2 billion and MUSA has $34.4 billion
  - Assets comprised of high-quality mortgage / C&I loans ($88 billion) and highly liquid securities ($27 billion), among others
- Strong deposit base ($96 billion) supported with wholesale funding

	As of Period End		
(Dollars in millions)	December 31, 2019	September 30, 2019	December 31, 2018
Balance sheet (end of period)			
Total assets	$ 170,810	$ 173,233	$ 168,100
Total loans held for investment	88,213	88,693	86,507
Total securities	27,210	27,097	27,215
Securities borrowed or purchased under repo	23,943	23,626	22,368
Trading account assets	10,377	11,741	11,213
Total deposits	95,861	96,671	90,979
Securities loaned or sold under repo	28,866	29,581	27,285
Long-term debt	17,129	15,912	17,918
Trading account liabilities	3,266	3,188	4,027
MUAH stockholders' equity	16,280	16,042	16,508
Performance ratios			
Net interest margin [1,2]	1.99%	1.99%	2.26%
Return on average assets [1]	(0.43)	(0.77)	0.67
Return on average MUAH stockholders' equity [1]	(4.35)	(7.71)	5.83
Return on tangible common equity [1,4]	6.29	5.90	7.35
Efficiency ratio [3]	107.18	118.15	77.98
Adjusted efficiency ratio [4]	74.69	76.36	72.47

1. Annualized based on year to date activity
2. Net interest margin is presented on a taxable-equivalent basis using the federal statutory tax rate of 21% for 2018 and 2019
3. The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income)
4. Non-GAAP financial measure in our 10-K for the years ended December 31, 2019 and December 31, 2018 and 10-Q for the quarter ended September 30, 2019.

Compared to the previous year:

- Total assets increased $2.7 billion driven by increased loans held for investment of $1.6 billion, securities borrowed or purchased under repo of $1.6 billion and securities available for sale $1.5 billion offset by a reduction in goodwill ($1.5 billion) and securities held to maturity ($1.5 billion).
- Loans held for investment increased primarily due to growth in the commercial and industrial, commercial mortgage and other consumer partially offset by a decrease in the residential mortgage and home equity portfolio
- Total deposits increased $4.9 billion primarily due to time and interest checking deposits

MUFG Americas Holdings Corporation Investor Presentation, 4Q19

21

Positive Balance Sheet Growth Trends Earning Asset Mix1 Loan Portfolio Composition2 Earning Assets3 ($B) Deposit Growth4 ($B) +6.4% 7 5 6 7 9 +5.4% 1. Average balance for the year ended December 31, 2019. May not total 100% due to rounding 2. Period-end total loans held for investment, including all nonperforming loans and purchased credit-impaired loans. May not total 100% due to rounding 3. Average quarterly balances and growth rate may not total due to rounding MUFG Americas Holdings Corporation Investor Presentation, 4Q19 4. Ending quarterly balances and growth rate may not total due to rounding 22

Strong Deposit Base

Regional Bank

- Focus on growing core deposits with innovative new products and promotions
- Target nationwide customers via PurePoint to build alternative funding source
  - Expand deposit and loan product offerings

Transaction Banking

- Align product and platform build-outs to increase PxV and drive core balance growth
- Focus on key customer segments, with improved customer segmentation, data and reporting, and pricing strategies

Deposit Breakdown ($B)[3]

$95.9 billion 4Q19 Deposits



Transaction & Money Market
Savings
Time
Non-Interest Bearing
$31.5
33%
$39.7
41%
$9.0
9%
$15.7
16%

Major Deposit Share in Key California Locations[1,2]

Metropolitan Statistical Area (MSA) / State	Rank	Share (%)
Santa Maria-Santa Barbara, CA	2	14.80
San Diego-Chula Vista-Carlsbad, CA	4	13.25
Salinas, CA	5	8.70
Los Angeles-Long Beach-Anaheim, CA	4	8.69
Fresno, CA	4	6.98
Oxnard-Thousand Oaks-Ventura, CA	5	5.82
Sacramento-Roseville-Folsom, CA	5	4.71
Riverside-San Bernardino-Ontario, CA	6	4.08
San Francisco-Oakland-Berkeley, CA	7	2.52
San Jose-Sunnyvale-Santa Clara, CA	10	2.24
Overall California	4	5.91

1. Source: SNL Financial as of 6/30/19, "Pro Forma" ownership which captures any known M&A or branch closure activity up to the current date, no deposit cap applied
2. The above balances do not include PurePoint deposits which are primarily placed with customers outside MUB's West Coast markets
3. Period-end total deposits may not total 100% due to rounding

MUFG Americas Holdings Corporation Investor Presentation, 4Q19

23

Consumer Loan Portfolio Consumer portfolio continues to exhibit strong credit quality Residential Mortgage and Home Equity Portfolio Other Consumer Loans1 Period-end Loan Balances and Net Charge-Offs ($MM) Period-end Loan Balances and Net Charge-offs ($MM) 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 Net Charge-Offs $ (1) $— $ (1) $ (2) $ (1) Other Consumer Loans $2,696 $3,326 $3,975 $4,428 $4,450 Other 82 77 75 74 74 Consumer Card 333 318 316 307 291 Marketplace Lender Originated 2,281 2,931 3,583 4,047 4,085 Net Charge-offs 13 15 19 26 34 1. Quarterly balances may not total due to rounding MUFG Americas Holdings Corporation Investor Presentation, 4Q19 24

Residential Mortgage and Home Equity Loans Continue to Perform Well Residential Mortgage Performance Trends Home Equity Total Delinquency (30 days Past Due + in Foreclosure) 3 (30 Days + Past Due) 3,4 Residential Mortgage Portfolio as of December 31, 2019: • 36% interest-only (non-amortizing) • 64% weighted average LTV1 for the I/O portfolio • No subprime programs or option ARM loans • Low delinquency rate due to focus on prime loans, high FICO scores, and low LTVs • 81% of the consumer portfolio has a refreshed FICO score of 720 and above2 • 95% has an LTV less than or equal to 80% 1. At origination 2. Excluding loans serviced by third-party service providers and loans covered by FDIC loss share agreements, includes PCI loans 3. Data Source: Consumer Lending Monthly Summary and Key Statistics; Source: Residential – Mortgage Bankers Association, Home Equity-American Bankers Association 4. National (SA) is seasonally adjusted American Bankers Association data; Benchmark metrics are reported on a one quarter lag MUFG Americas Holdings Corporation Investor Presentation, 4Q19 25

Commercial Loan Portfolio Commercial loan balance remains stable in 4Q2019; net charge-offs continue to illustrate strong credit quality Commercial and Corporate Loan Portfolio Period-end Loan Balances and Net Charge-offs (Recoveries) ($MM) MUFG Americas Holdings Corporation Investor Presentation, 4Q19 26

Commercial Real Estate Overview Largely secured, California-focused commercial real estate-purposed loans1 with strong credit performance Q4 2019 Property Type Breakdown Q4 2019 Geographic Distribution2 Secured 95% California 66% Commercial Real Estate Statistics December 31, December 31, September 30, 2018 (Dollars in millions) 2019 2019 Commitments $ 25,035 $ 23,638 $ 22,315 Commercial and Industrial 4,833 4,410 3,878 Commercial Mortgage 17,173 16,174 15,594 Construction 3,028 3,054 2,834 Outstandings 20,248 19,366 18,527 Commercial and Industrial 1,847 1,852 1,580 Commercial Mortgage 16,891 15,904 15,334 Construction 1,511 1,609 1,613 Nonperforming Loans 40 20 12 1. Commercial real estate-purposed loans are comprised of commercial mortgage loans, construction loans and C&I loans to borrowers with real estate-exposed businesses; does not include CMBS in the investment or trading portfolios 2. Excludes loans not secured by real estate; subsets of California reported by Metropolitan Statistical Area (MSA); may not add to 100% due to rounding MUFG Americas Holdings Corporation Investor Presentation, 4Q19 27

Asset Quality Trends

Nonaccrual Loans / Total Loans[1,2]



1.0%
0.5%
0.0%
0.52%
0.49%
0.72%
0.59%
0.68%
0.54%
0.57%
0.47%
0.57%
0.37%
4Q18
1Q19
2Q19
3Q19
4Q19
MUAH
Reference Banks' Average3

Net Charge-offs (Recoveries) / Average Loans[1,4]



1.0%
0.5%
0.0%
-0.5%
0.44%
0.31%
0.47%
0.08%
0.45%
0.09%
0.50%
0.36%
0.54%
0.45%
4Q18
1Q19
2Q19
3Q19
4Q19
MUAH
Reference Banks' Average3

Criticized[5] & Nonaccrual Loans / Total Loans



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1.46%
0.49%
1.99%
0.72%
2.01%
0.68%
1.74%
0.47%
1.78%
0.37%
4Q18
1Q19
2Q19
3Q19
4Q19
Criticized Percent of Total Loans Held For Investment
Nonaccrual Loans % of Total Loans Held For Investment

Nonperforming Assets by Loan Type ($MM)



$700
$600
$500
$400
$300
$200
$100
$0
1
19
121
12
269
0.25%
3
20
124
12
478
0.37%
1
19
120
9
454
0.35%
3
1
139
20
258
0.24%
1
1
137
15
175
0.19%
4Q18
1Q19
2Q19
3Q19
4Q19
Commercial & Industrial
Commercial Mortgage
Residential Mortgage & Home Equity
Other Consumer
OREO
NPA / Total Assets

1. Source: SNL Financial and company reports
2. Total Loans for MUAH is based on Total Loans Held for Investment; Total Loans for Reference Banks' Average is based on gross loans which includes loans held for sale
3. Reference Banks consist of 12 CCAR-filing public regional banks depicted on slide 3 plus the four largest U.S. money center banks. Reference Banks' average based on reporting through February 9, 2020 (Source: SNL Financial)
4. Annualized ratio
5. Criticized loans held for investment reflect loans in the commercial portfolio segment that are monitored for credit quality based on regulatory ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status

MUFG Americas Holdings Corporation Investor Presentation, 4Q19
28

Strong Liquidity Position and Diverse Funding Mix • Under the joint agency Tailoring Rules, Category IV firms (such as MUAH) will still be required to maintain a liquidity buffer that is sufficient to meet the projected net stress cash-flow need over a 30-day planning horizon under the firm's internal liquidity stress test and will remain subject to monthly tailored liquidity reporting requirements. • Strong liquidity position – as of quarter ended September 30, 2019, MUAH’s modified LCR ratio was 149% vs. 126% for core peers • Unpledged securities of $25.0 billion (as of 12/31/2019); ability to meet expected obligations for at least 18 months without access to funding • Key sources of funding consist primarily of deposits ($95.9 billion as of 12/31/2019), supplemented by wholesale funding ($23.4 billion as of 12/31/2019) • Diversified wholesale funding mix, including borrowings from the parent (Total Loss Absorbing Capacity debt), capital markets, and Federal Home Loan Bank (FHLB) of San Francisco • Unused FHLB capacity is $21.9 billion (as of 12/31/2019) MUAH Liquidity Coverage Ratio (As of 9/30/2019) MUAH Funding Profile (As of 12/31/2019) Core peer (modified LCR)1 $ in billions avg. 126% 1. Core peer set are BBT, CFG, CMA, FITB, HBAN, KEY, MTB, RF, STI. CMA is not required to disclose LCR (as assets are under $100 billion) 2. Includes non-recourse debt MUFG Americas Holdings Corporation Investor Presentation, 4Q19 29

High Quality Investment Portfolio Investment Portfolio1 Commentary ($ in billions) • Agency residential mortgage-backed securities consist of securities guaranteed by a U.S. government corporation, such as Ginnie Mae, or a government-sponsored agency such as Freddie Mac or Fannie Mae • Commercial mortgage-backed securities are collateralized by commercial mortgage loans and are generally subject to prepayment penalties • CLOs consist of structured finance products that securitize a diversified pool of loan assets into multiple classes of notes • Other debt securities primarily consist of direct bank purchase bonds, which are not rated by external credit rating agencies Investment Portfolio Distribution2 1. Source: Fair value of securities in MUAH 10-K and 10-Q Filings as of December 31, 2019 and September 30, 2019 respectively 2. Source: MUAH 10-K Filing as of December 31, 2019 MUFG Americas Holdings Corporation Investor Presentation, 4Q19 30

High Quality Securities Financing Portfolio (MUSA) as of 12/31/19 Securities Financing Maturity Profile • Securities financing activity largely conducted through MUSA • Securities financing portfolio is primarily collateralized by high quality, liquid assets • Approximately 83% is collateralized by U.S. Treasuries and Agency MBS and 17% is backed by equities, credit and other • Robust risk management framework governs secured financing profile including guidelines 1 and limits for tenor gaps, counterparty concentration and stressed liquidity outflows Assets2 Liabilities2 U.S. Treasury & Government Agencies Agency MBS Corporate Bonds Other Debt Equities 1. Includes continuous maturities which include open trades and term evergreen transactions that are primarily used to fund inventory 2. Total assets and liabilities may not total 100% due to rounding MUFG Americas Holdings Corporation Investor Presentation, 4Q19 31

Interest Rate Risk Management of Exposures Other Than Trading Net Interest Income (NII) Sensitivity ($MM) +200 bps monthhorizon - 12 Gradual parallel yield curve shift over curve yield parallel Gradual -100 bps For additional information regarding estimates and assumptions used in our net interest income sensitivity analysis see “Market Risk Management - Interest Rate Risk Management” in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2019 Form 10-K. MUFG Americas Holdings Corporation Investor Presentation, 4Q19 32

Strong and High Quality Capital Base

MUAH's capital ratios exceed the average of the Reference Banks[1]

	Reference Banks' Average[1]	MUAH Capital Ratios			
Capital ratios:	December 31, 2019	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Regulatory:					
Common Equity Tier 1 risk-based capital ratio	10.33%	14.10%	13.81%	13.82%	13.95%
Tier 1 risk-based capital ratio	11.59	14.10	13.81	13.82	13.95
Total risk-based capital ratio	13.66	14.73	14.48	14.49	14.60
Tier 1 leverage ratio	9.78	8.88	8.62	8.68	8.70
Other:					
Tangible common equity ratio[2]	8.31	8.45	8.19	8.12	7.96

MUAH reports its regulatory capital ratios under the standardized approach of the U.S. Basel III rules. New Enhanced Prudential Standards (EPS) and joint agency capital and liquidity Tailoring Rules became effective December 31, 2019 and MUAH is subject to Category IV *requirements. The Tailoring Rule, and MUAH's Category IV classification, do not alter its Capital Adequacy Process (CAP) Program in any* material way; changes are generally limited to:

- *MUAH is subject to supervisory stress testing under the Federal Reserve's Comprehensive Capital Analysis & Review (CCAR) program* every other year on even years
- MUAH is no longer required to publicly disclose the results of its company-run supervisory prescribed stress scenarios; under Capital Plan regulations MUAH remains subject to conducting annual internal enterprise-wide stress testing evaluations
- Mid-year DFAST stress testing requirements have been eliminated for MUAH and all institutions

MUAH remains subject to annual Capital Planning and internal enterprise-wide stress testing requirements, and it continues to be subject to FRB annual Horizontal Comprehensive Review (HCR) supervisory review processes (even in non-CCAR years).

1. Reference Banks consist of 12 CCAR-filing public regional banks listed on slide 3 plus the four largest U.S. money center banks. Reference Banks' average based on reporting through February 6, 2020 (Source: SNL Financial)
2. Non-GAAP financial measures. Refer to our separate reconciliation of non-GAAP financial measures in our 10-K for the for the years ended December 31, 2019 and December 31, 2018 and our 10-Q for quarters September 30, 2019, June 30, 2019 and March 31, 2019

MUFG Americas Holdings Corporation Investor Presentation, 4Q19

33

Strong Credit Ratings

For the rating agencies, strong capital and conservative asset quality help offset MUAH's lower profitability and a higher level of wholesale funding relative to peers

Senior Unsecured / ST	Moody's[1]	S&P[2]	Fitch[3]
Mitsubishi UFJ Financial Group, Inc. Parent	A1 P-1	A- -	A F1
MUFG Bank, Ltd. OpCo	A1 P-1	A A-1	A F1
MUFG Americas Holdings Corporation Intermediate Holding Co.	A2 -	A- A-2	A F1
MUFG Union Bank, N.A. OpCo	A2 P-1	A A-1	A F1
MUFG Securities Americas Inc. Broker Dealer	N/R	A A-1	A F1

Reference Banks' Credit Ratings (12/31/19)

	Holding Company Ratings			Bank Ratings		
Long-term ratings	S&P	Moody's	Fitch	S&P	Moody's	Fitch
U.S. Bancorp	A+	A1	AA-	AA-	A1	AA-
Wells Fargo & Company	A-	A2	A+	A+	Aa2	AA-
Bank of America Corp.	A-	A2	A+	A+	Aa2	AA-
JPMorgan Chase & Co.	A-	A2	AA-	A+	Aa2	AA
MUAH	A-	A2	A	A	A2	A
Truist Financial Corp.	A-	A3	A+	A	A2	A+
PNC Financial Services	A-	A3	A+	A	A2	A+
M&T Bank	A-	A3	A	A	A3	A
Citigroup Inc.	BBB+	A3	A	A+	Aa3	A+
Comerica	BBB+	A3	A	A-	A3	A
Fifth Third Bancorp	BBB+	Baa1	A-	A-	A3	A-
KeyCorp	BBB+	Baa1	A-	A-	A3	A-
Huntington	BBB+	Baa1	A-	A-	A3	A-
Capital One Financial Corp.	BBB	Baa1	A-	BBB+	Baa1	A-
Citizens Financial Group	BBB+	NR	BBB+	A-	Baa1	BBB+
Regions Financial Corp.	BBB+	Baa2	BBB+	A-	Baa2	BBB+
Zions Bancorporation	-	-	-	BBB+	Baa2	BBB

1. On November, 21, 2019, Moody's affirmed MUFG's ratings with a stable outlook. On December 4, 2019, Moody's affirmed the ratings of MUAH and MUB and the outlook was changed to negative from stable.
2. On April 16, 2018, S&P revised MUAH and MUB's outlook to positive from stable. The change in outlook is followed by S&P's revision to the MUFG Group's outlook to positive from stable which was a result of S&P revising the outlook on Japan's long-term sovereign rating as a result of healthier economic prospects to positive from stable.
3.On October 23, 2019, Fitch revised MUFG's outlook to negative from stable reflecting the pressure on the group's ability to navigate the challenging environment to restore profitability. On October 29,2019, Fitch affirmed MUAH, MUB and MUSA's ratings with a stable outlook.

MUFG Americas Holdings Corporation Investor Presentation, 4Q19

34

Appendix 35

MUAH Unsecured Long-Term Debt Outstanding and Maturity Schedule1 As of December 31, 2019 MUFG Americas Holdings Corp. Senior Subordinated Preferred External Issued to MUFG Bank External Issued to MUFG Bank $400MM 3.50% Notes due 6/2022 $3,250MM Floating Rate Term Loan due 12/2022 -- -- $400MM 3.00% Notes due 2/2025 $125MM Floating Rate Term Loan due 12/2022 $1,625MM Floating Rate Term Loan due 12/2023 $1,765MM Floating Rate Term Loan due 12/2023 €21.3MM Floating Rate Term Loan due 12/2023 MUFG Union Bank, N.A. Senior Subordinated Preferred External Issued to MUFG Bank External Issued to MUFG Bank $1000MM 3.15% Notes due 4/2022 -- -- $300MM Floating Rate Notes due 3/2022 $700MM 2.10% Notes due 12/2022 $300MM Floating Rate Notes due 12/2022 Other MUAH Subsidiaries Senior Subordinated Preferred External Issued to MUFG Bank / Affiliates External Issued to MUFG Bank / Affiliates -- $250MM Floating Rate Term Loans due 12/2020 - 5/2021 -- -- $137MM Fixed Rate Term Loans due 1/2020 - 6/2023 Long-Term Debt Redemption Schedule - Next 10 Years 1. Excludes non-recourse debt, junior subordinated debt, FHLB Loans and capital leases 2. Based on various float and fixed rate borrowings due between 2020 and 2023 MUFG Americas Holdings Corporation Investor Presentation, 4Q19 36

Contacts Contacts Daniel Weidman Stanley Cecala Managing Director, Corporate Communications Director, Investor Relations 213-236-4050 212-782-5629 daniel.weidman@unionbank.com stanley.cecala@unionbank.com Investor Relations MUFG Americas Holdings Corporation 212-782-6872 DebtCapitalMarketsIR@unionbank.com MUFG Americas Holdings Corporation Investor Presentation, 4Q19 37